Ivy Funds

Supplement dated January 18, 2013 to the

Ivy Funds Prospectus dated July 31, 2012

and as supplemented September 12, 2012, December 3, 2012, January 2, 2013, January 7, 2013

and January 11, 2013

The following replaces the second and third sentences of the “Portfolio Managers” section on page 19 for Ivy Micro Cap Growth Fund:

The WSA Investment Team consists of William Jeffery III, President and Chief Investment Officer of WSA, Kenneth F. McCain, Executive Vice President of WSA, Paul J. Ariano, Senior Vice President of WSA, Paul K. LeCoq, Senior Vice President of WSA, Luke A. Jacobson, Vice President of WSA, and Alexis C. Waadt, Vice President of WSA. They have each co-managed the Fund since its inception in February 2009, except for Mr. Jacobson who became a co-manager in January 2012 and Ms. Waadt who became a co-manager in January 2013.

The following replaces the paragraph of the “The Management of the Funds – Portfolio Management” section on page 187 for Ivy Micro Cap Growth Fund:

Ivy Micro Cap Growth Fund: The WSA Investment Team is primarily responsible for the day-to-day management of Ivy Micro Cap Growth Fund. The WSA Investment Team consists of William Jeffery III, Kenneth F. McCain, Paul J. Ariano, Paul K. LeCoq, Luke A. Jacobson and Alexis C. Waadt. They have held their responsibilities for the Fund since its inception, except for Mr. Jacobson who became a co-manager in January 2012 and Ms. Waadt who became a co-manager in January 2013. Messrs. Jeffery and McCain are the Founding Principals of Wall Street Associates, and have worked together managing smaller capitalization growth equities for 33 years. Mr. Jeffery earned both a BA in Finance and an MBA from the University of Michigan. Mr. McCain earned a BA in Political Science and an MBA in Finance from the San Diego State University. Messrs. Ariano and LeCoq each assumed their management responsibilities within the WSA Investment Team in January 2005, when they began co-managing, together with Messrs. Jeffery and McCain, another fund, Ivy Funds VIP Micro Cap Growth, a fund whose investment manager is WRIMCO, an affiliate of IICO. Mr. Ariano joined the firm in 1995 as an analyst and has been co-managing portfolios with Mr. Jeffery for the last several years. Mr. Ariano earned a BBA, Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Ariano is a CFA Charter holder. Mr. LeCoq joined the firm in 1999. He earned a BA in Economics from Pacific Lutheran University and an MBA in Finance from the University of Chicago. Mr. Jacobson became a co-manager for the Fund in January 2012. He joined the firm in 2004. Mr. Jacobson earned a BS in Finance from the University of Missouri and is a CFA Charter Holder. Ms. Waadt joined the firm in February 1997. She earned a BA in Economics from the University of California, San Diego and an MBA in Finance at San Diego State University.

Supplement	Prospectus	1